February 18, 1998

Dear Shareholder,

     The year 1997 witnessed dramatic and historical transformations in Asia with its economic crisis. Some leaders like Singapore's Prime Minister Goh Chok Tong call it Asia's worst crisis since the Second World War. Instability spread from currency to currency and no one escaped the damages inflicted by the financial crisis that gripped Asia's markets. Not a single Asian market produced positive dollar returns in the fourth quarter and only the markets of South Asia produced positive results in 1997, namely, India (+8.46%) and Sri Lanka (+7.72%). The Southeast Asian markets, whose woes began in the third quarter, declined by more than 60% in U.S. dollar terms over the year, with the exception of Singapore, which was down 42.6%. These include Thailand (-75.5%), Indonesia (-72.4%), South Korea (- 69.7%), and Malaysia (- 68.7%). The Philippine equity market was among the region's hardest hit. The year started well. However, by the end of December 1997, the market was down by 22.3% in U.S. dollar terms in the fourth quarter and by 61.4% for the year, ranking it as the fifth worst performer in the region for the year.

     The Fund's net asset value (NAV) per share stood at $7.44 on December 31, 1997 -- declining by 20.6% in the last quarter of 1997, by 60.5% in 1997, and by 55.2% in the first half of the Fund's current June 30 fiscal year. These figures already incorporate the significant effect of the devaluation of the Philippine peso which, at Php40.116 per US$1 at the end of 1997, lost 14.5% of its value in the fourth quarter and 34.5% in 1997. While the past year was down in terms of absolute performance, we are pleased that the Fund continues to produce relatively good performance versus its benchmark, the Philippine composite index (Phisix). FPF has outperformed the Phisix (in U.S. dollar terms) by 1.7% over the last quarter and by 0.8% for 1997.

     Over its lifetime, the Fund continues to significantly lead the Phisix. The Phisix has declined by 24.0% in U.S. dollar terms from the Fund's inception in October 1989 to the end of 1997, while the Fund has still managed a gain of 4.5% (adjusted for all dividends and the effect of the rights offering in 1995) -- an outperformance of 28.5%.

     The Fund's share price closed at $6.8125 on December 31, 1997 -- a 31.5% decrease in the fourth quarter of 1997, a 55.0% decline in 1997, and a 50.5% drop in the first half of the Fund's current fiscal year. The share price's discount to NAV stood at 8.4% at the end of the quarter.

WHAT MAKES THE PHILIPPINES DIFFERENT FROM ITS NEIGHBORS

o THE PHILIPPINES IS FUNDAMENTALLY HEALTHIER THAN ITS NEIGHBORS. While Thailand, Malaysia and Indonesia are in a mature phase of their development, the Philippine economy is still in a growth phase. World economic growth has been forecast at 3.5% by the International Monetary Fund (IMF) for 1998. Philippine growth at 3.8% in 1998 is forecast to be the best among fellow currency-ravaged ASEAN economies (Indonesia, 2%, Malaysia, 2.5%, Thailand, 0%).

   The country's GDP growth rate of 5.1% in 1997 surpassed dire predictions of below 4% forecasts. Despite a difficult year, the growth is in line with the past three years (5.7% in 1996, 4.8% in 1995, and 4.4% in 1994).

   Inflation remains in the single digits and was better than expected at 6.1% in 1997.

o THE PHILIPPINES' TRADE POSITION IS THE BEST IN THE REGION BY FAR. While the Thai economy faced weak export growth and a high current account deficit, Philippine export growth averaged 23% in 1997.

o PHILIPPINE CORPORATIONS ARE NOT AS HIGHLY LEVERAGED. To date, only one small Philippine bank has closed while a spate of closures of banks and financial institutions have occurred in the region. Among property developers, the debt to equity ratio stands at just 0.4% in the Philippines, compared with 1.6% in Thailand. Philippine banks are limited to 20% of total loans in their lending to the real estate sector to avoid the excessive lending to property that occurred in Thailand.

o THE PHILIPPINES ENJOYS SOUND FISCAL AND MONETARY DISCIPLINE. The country has enjoyed a fiscal surplus for three years now. A fiscal surplus of Php1.5 billion exceeded the expectations of a large deficit in 1997. Unlike Thailand, Indonesia, and South Korea, who have sought bail out loan assistance from the IMF, the Philippines is poised to exit from over three decades of IMF programs.

     These differences arise largely from the fact that the Philippines had learned its lesson earlier -- from its own debt crisis in the early-1980's. That experience prompted the country to undertake comprehensive reforms over the past years to fashion an economy based on market disciplines, reforms that have only been initiated in other Asian nations. The Philippines, a latecomer to the so-called Asian miracle, now has the best chance of an early recovery.

THE PHILIPPINES IS POISED TO RECOVER IN 1998

     Despite the sound fundamentals already in place, 1998 will nevertheless prove to be a challenging year for the economy. Both the Philippine government and its corporations recognize policy initiatives and efficient execution will be closely monitored and will be crucial to restoring investor confidence. The government has made plans to further strengthen the Philippine financial system -- its capital markets and financial institutions. A tight but prudent monetary policy will remain to sustain low inflation. Fiscal austerity will be necessary to offset reduced government revenues this year and to avoid a deficit. Corporations are likewise tightening belt straps by reducing costs and capital expenditures.

     The new year will also usher in a change of political leadership. Elections for a new President, a new legislature, and a new set of local government officials will take place this May. We are confident that the country will once again demonstrate its capacity for peaceful transition, a capacity rooted in a valued tradition of democracy. We believe basic policies governing the economy will continue regardless of which new leaders will be elected. There is policy consensus among the major parties and candidates of a commitment to free market economy and a strengthening of the Philippines' global competitiveness.

     The First Philippine Fund welcomes the challenges of the new year. There should be little doubt that Philippine valuations will rebound from the slowdown and we aim to enhance the Fund's value through judicious investment in only the best and the strongest Philippine companies.

     On behalf of The First Philippine Fund, thank you once again for your steadfast support.

                                          Sincerely yours,

                                          /s/ Lilia C. Clemente
                                          ---------------------------
                                          Lilia C. Clemente
                                          President and Director

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 1997
(unaudited)

                                                                  Number of
                                                                    Shares        Value
------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (97.7%)
------------------------------------------------------------------------------------------
COMMON STOCK (84.3%)
Banking (9.7%)
  Bankard, Inc. (c)                                               6,470,000   $    245,148
  Bank of the Philippine Islands                                  1,273,000      2,824,235
  Far East Bank and Trust Company                                   200,088        244,399
  Metro Bank & Trust Company                                        593,955      4,034,618
  Philippine Savings Bank (c)                                     1,901,318        851,688
  Security Bank Corp. (c)                                           147,072         62,325
  Union Bank of Philippines (c)                                     200,000         87,247
------------------------------------------------------------------------------------------
                                                                                 8,149,660
------------------------------------------------------------------------------------------
Conglomerates (17.9%)
  Alsons Consolidated Resources (c)                              15,980,000        454,113
  Ayala Corp                                                     27,256,554     10,701,235
  Benpres Holdings GDR (c) (g)                                      899,486      2,541,048
  First Philippine Holdings -- A                                  2,570,399      1,121,298
  Guoco Holdings (Phils), Inc.                                    4,360,000         83,687
  Uniwide Holdings, Inc. (c) (e)                                  8,687,000        129,928
------------------------------------------------------------------------------------------
                                                                                15,031,309
------------------------------------------------------------------------------------------
Construction/Engineering (2.3%)
  Davao Union Cement (b)                                         15,266,622        479,508
  DMCI Holdings Inc. (c)                                         19,104,000        571,463
  HI Cement Corp. (e)                                             5,430,000        412,840
  Seacem Holdings (c)                                            32,640,000        431,229
------------------------------------------------------------------------------------------
                                                                                 1,895,040
------------------------------------------------------------------------------------------
Electronics (1.8%)
  Ionics Circuits, Inc.                                             150,000         61,696
  Matsushita Electric Philippines (b)                             5,875,026      1,318,058
  Solid Group, Inc. (e)                                           4,150,000        165,520
------------------------------------------------------------------------------------------
                                                                                 1,545,274
------------------------------------------------------------------------------------------
Food and Beverage (12.2%)
  Alaska Milk Corp. (c)                                          10,708,000        416,404
  La Tondena Distillers, Inc.                                     1,897,800        875,194
  San Miguel Corp. -- A                                           8,603,584      8,364,238
  Selecta Dairy Products, Inc. (b)                                2,500,000         99,711
  Universal Robina                                                3,702,000        456,798
------------------------------------------------------------------------------------------
                                                                                10,212,345
------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                  Number of
COMMON STOCK (Continued)                                            Shares        Value
------------------------------------------------------------------------------------------
Oil (0.00%)
  Philodrill Corp. -- B (b) (c)                                  39,436,363   $      3,637
------------------------------------------------------------------------------------------
                                                                                     3,637
------------------------------------------------------------------------------------------
Port Operations (3.1%)
  Asian Terminals, Inc. (b)                                      20,474,990      1,275,987
  International Container Terminal Services, Inc. (c)            10,392,000      1,295,244
  Keppel Philippines Holdings -- A (b) (c)                        1,193,082         33,905
------------------------------------------------------------------------------------------
                                                                                 2,605,136
------------------------------------------------------------------------------------------
Real Estate Development (18.9%)
  Ayala Land, Inc.                                               20,992,768      8,372,826
  Belle Corporation (c)                                          17,900,008        696,082
  C & P Homes, Inc.                                              15,616,750        918,724
  Empire East Land Holdings (c) (e)                               9,176,280        134,959
  Filinvest Land, Inc. (c)                                       13,537,499        539,934
  Pryce Properties Corp. (c)                                     35,650,000        977,540
  Robinson's Land -- B (c)                                       19,000,000        653,605
  SM Prime Holdings, Inc.                                        23,050,000      3,447,502
  Universal Rightfield Property (c)                               6,100,000        100,359
------------------------------------------------------------------------------------------
                                                                                15,841,531
------------------------------------------------------------------------------------------
Telecommunications (11.0%)
  Digital Telecommunications (c)                                 17,000,000        618,706
  Globe Telecom (c)                                                 925,417         91,121
  Philippine Long Distance Telephone ADR (f)                        371,020      8,347,950
  Pilipino Telephone Company (c) (e)                              1,217,500        136,573
------------------------------------------------------------------------------------------
                                                                                 9,194,350
------------------------------------------------------------------------------------------
Utilities (7.4%)
  Manila Electric Co. -- A                                        2,231,410      4,588,975
  Petron Corp.                                                   18,870,002      1,575,793
------------------------------------------------------------------------------------------
                                                                                 6,164,768
------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $106,940,237)                                                        70,643,050
------------------------------------------------------------------------------------------
ENTITLEMENTS (0.0%)
Banking
  Far East Bank & Trust Company (c) (h) (Cost $0)                   100,044              0
------------------------------------------------------------------------------------------
WARRANTS (0.0%)
Real Estate
  Belle Corporation (c) (Cost $0)                                 2,993,333          4,664
------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                              Par
SCHEDULE OF INVESTMENTS (Continued)                            Maturity       (000)       Value
--------------------------------------------------------------------------------------------------
BONDS (0.9%)
  Bacnotan Consolidated Ind. Convertible Bond
     5.50%
     (Cost $1,750,000)                                         06/21/04    $ 1,750    $    752,500
--------------------------------------------------------------------------------------------------

                                                                              Par
                                                                             (000)*
--------------------------------------------------------------------------------------------------
PHILIPPINE TREASURY BILLS (5.2%)
  Philippine Treasury Bill 16.625%                             03/11/98     31,941         886,416
  Philippine Treasury Bill 16%                                 01/21/98    120,000       3,478,425
--------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE TREASURY BILLS
     (Cost $4,364,841)                                                                   4,364,841
--------------------------------------------------------------------------------------------------
CALL ACCOUNTS (7.3%)
Philippine Peso (d)
  (Cost $7,271,254)                                                                      6,128,318
--------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
  (Cost $1,921,000)                                                                     81,893,373
--------------------------------------------------------------------------------------------------
                                                                              Par
                                                                              (000)
--------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES -- 2.3%
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.3%
  American Express Credit Corp
     6.65245%
       (Cost $1,921,000)                                       01/02/98    $ 1,921       1,921,000
--------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                           1,921,000
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100%
     (Cost $122,247,334) (a)                                                          $ 83,814,373
                                                                                      ------------


*    Denominated in Philippine Pesos.
(a)  Aggregate cost is the same for Federal income tax purposes.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:


         Excess of market value over tax cost                                         $ 13,728,912
         Excess of tax cost over market value                                          (52,161,873)
                                                                                      ------------
                                                                                      $(38,432,961)
                                                                                      ============


(b)  At fair value as determined by the Board of Directors.
(c)  Non-income producing security.
(d) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f)  ADR -- American Depository Receipt.
(g)  GDR -- Global Depository Receipt.
(h) Entitlements represent the right to subscribe to additional shares of the respective company's common stock.


                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABIILITIES (UNAUDITED)               December 31, 1997


--------------------------------------------------------------------------
ASSETS
Investments at value (Cost $114,976,080)....................  $ 77,686,055
Cash (including Philippine pesos of $6,128,318 with a cost
 of $7,271,254).............................................     6,179,213
Dividends receivable........................................       169,112
Interest receivable.........................................       118,945
Receivable for investments sold.............................       138,838
Prepaid insurance...........................................         4,410
--------------------------------------------------------------------------
TOTAL ASSETS................................................    84,295,573
--------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased...........................       230,559
Accrued expenses payable....................................       592,602
--------------------------------------------------------------------------
TOTAL LIABILITIES                                                  823,161
--------------------------------------------------------------------------
NET ASSETS
 (applicable to 11,225,000 common shares outstanding).......  $ 83,473,412
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
 ($83,473,412 divided by 11,225,000)........................  $       7.44
--------------------------------------------------------------------------
Net assets consist of:
 Capital stock..............................................  $    112,250
 Paid-in capital............................................   125,402,538
 Accumulated net investment loss............................    (2,975,274)
 Accumulated net realized loss on investments...............      (654,151)
 Accumulated net unrealized appreciation on investments,
   foreign currency holdings, and other assets and
   liabilities denominated in foreign currency..............   (38,411,951)
--------------------------------------------------------------------------
NET ASSETS..................................................  $ 83,473,412
--------------------------------------------------------------------------


                                                               For the Six
                                                              Months Ended
STATEMENT OF OPERATIONS (UNAUDITED)                      December 31, 1997

--------------------------------------------------------------------------
INVESTMENT INCOME
 Interest (net of taxes withheld $19,006)................... $     325,147
 Dividends (net of taxes withheld $327,685).................       460,290
--------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.....................................       785,437
--------------------------------------------------------------------------
EXPENSES
 Investment advisory fee....................................       606,198
 Custodian fees.............................................       142,254
 Trustee fee................................................        93,257
 Administration fee.........................................        68,998
 Transfer agent fees........................................         6,107
 Legal fees.................................................        77,159
 Printing...................................................        19,700
 Directors fees.............................................        35,080
 Audit fees.................................................        39,165
 Insurance..................................................         5,039
 Miscellaneous..............................................        90,685
--------------------------------------------------------------------------
TOTAL EXPENSES..............................................     1,183,642
--------------------------------------------------------------------------
NET INVESTMENT LOSS.........................................      (398,205)
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
 FOREIGN CURRENCY HOLDINGS, AND OTHER ASSETS AND LIABILITIES
 DENOMINATED IN FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Security transactions....................................     4,030,777
   Foreign currency transactions............................    (2,522,590)
--------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
   Investments..............................................  (104,080,817)
   Foreign currency holdings and other assets and
     liabilities denominated in foreign currency............       (21,010)
--------------------------------------------------------------------------
 Net realized and unrealized losses on investments, foreign
   currency holdings and other assets and liabilities
   denominated in foreign currency..........................  (102,593,640)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $(102,991,845)
--------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements

                                                                    For the Six
                                                                   Months Ended            For the
                                                              December 31, 1997         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                 (Unaudited)      June 30, 1997
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment loss....................................    $   (398,205)        $ (2,363,951)
     Net realized gain (loss) on security transactions......       4,030,777           (4,684,928)
     Net realized loss on foreign currency transactions.....      (2,522,590)             (66,508)
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency holdings and other
       assets and liabilities denominated in
       foreign currency...... ..............................    (104,101,827)         (27,371,569)
--------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
     operations.............................................    (102,991,845)         (34,486,956)
--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net realized long-term gains ($0.00 & $1.50 per share,
     respectively)..........................................              --          (16,837,500)
--------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets...................    (102,991,845)         (51,324,456)
  Net assets:
     Beginning of period....................................     186,465,257          237,789,713
--------------------------------------------------------------------------------------------------
     End of period (including accumulated loss of
       ($2,975,274) and ($54,479), respectively)............    $ 83,473,412         $186,465,257
==================================================================================================

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------------------------------------------------
                                                       For the Six
                                                          Months
                                                          Ended
                                                       December 31,               For the Year Ended June 30,
                                                           1997       ----------------------------------------------------
                                                       (Unaudited)      1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $  16.61     $  21.18   $  20.66   $  23.11   $  14.84   $  14.58
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                               (0.04)       (0.21)     (0.20)     (0.20)     (0.22)     (0.07)
 Net realized and unrealized gains (losses) on
   investments, foreign currency holdings and other
   assets and liabilities denominated in foreign
   currencies                                               (9.13)       (2.86)      1.74       1.27       9.25       0.90
--------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations         (9.17)       (3.07)      1.54       1.07       9.03       0.83
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income                          --           --         --         --         --         --
 Distributions from net realized long-term gains               --        (1.50)     (1.02)     (0.85)     (0.18)     (0.32)
 Distributions from net realized short-term gains              --           --         --      (1.25)     (0.58)     (0.25)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS                              --        (1.50)     (1.02)     (2.10)     (0.76)     (0.57)
--------------------------------------------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE OFFERING                      --           --         --      (1.42)        --         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   7.44     $  16.61   $  21.18   $  20.66   $  23.11   $  14.84
--------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD                    $   6.81     $  13.75   $  16.88   $  16.88   $  18.25   $  13.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
 Based on market value*                                    (50.46)%***  (10.88)%     7.03 %     7.06 %    45.62 %    19.19 %
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                     $ 83,473     $186,465   $237,790   $231,857   $207,498   $133,306
Ratios to average net assets:
 Operating expenses                                          1.96 %       1.75 %     1.77 %     1.82 %     1.79 %     1.72 %
 Interest expense                                              --           --         --       0.06 %       --         --
                                                         --------     --------   --------   --------   --------   --------
 Total expenses                                              1.96 %**     1.75 %     1.77 %     1.88 %     1.79 %     1.72 %
 Net investment loss                                        (0.66)%**    (1.10)%    (1.00)%    (1.01)%    (1.08)%    (0.45)%
Portfolio turnover                                          28.42 %      15.32 %    24.20 %    20.50 %    39.35 %    37.30 %
Average Commission Rate (a)                              $ 0.0011     $ 0.0001   $ 0.0022        N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The rights offering in the year ended June 30, 1995, was fully subscribed under the terms of the rights offering. Total investment return does not reflect sales charges and brokerage commissions.

 ** Annualized

*** Non-annualized

(a) Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1997
(UNAUDITED)
------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $3,210,806 (3.8% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 1997, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

    During the year ended June 30, 1997, the Fund realized capital losses of $4,684,928 which are available as a reduction of future net capital gains realized before the year 2005.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

   (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

(UNAUDITED)
------------

   The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

   Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distribution in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1996 incurred and will elect to defer net capital foreign currency losses of $54,479 during the year ended June 30, 1997. As of June 30, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss. During the year ended June 30, 1997, the Fund credited accumulated net investment loss of $2,350,811, credited accumulated net realized gain on investment of $145,477 and debited paid in capital of $2,496,288, relating to such permanent book and tax differences. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B. MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and

(UNAUDITED)
------------

payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the six months ended December 31, 1997, the Investment Adviser earned $606,198 from the Fund, of which $80,044 was payable to the Investment Adviser at December 31, 1997.

    PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the six months ended December 31, 1997, the Investment Adviser paid $212,169 to the Philippine Adviser.

    Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the six months ended December 31, 1997, the Trustee earned fees of $93,257, of which $13,561 was payable to the Trustee at December 31, 1997.

    PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the six months ended December 31, 1997, the Administrator earned fees of $68,998, of which $11,283 was payable to the Administrator at December 31, 1997.

    The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Director fees payable at December 31, 1997 were $6,434 which is included in accrued expenses.

    The Fund paid or accrued approximately $77,159 for the six months ended December 31, 1997, for legal services to a law firm of which the Fund's secretary is a partner.

C. CAPITAL STOCK

    The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at December 31, 1997, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D. PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $15,228,344 and $20,155,651, respectively, for the six months ended December 31, 1997.

E. OTHER

    The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

    There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

    At December 31, 1997, 97.7% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

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



                               SUMMARY OF GENERAL
                                   INFORMATION


----------------
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.

----------------
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.


----------------
DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                    [FIRST PHILIPPINE FUND INC. LOGO OMITTED]

                               Semi-Annual Report

                                December 31, 1997

Directors and Officers
----------------

Peter Favila
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Edgardo B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Valentin A. Araneta
Executive Vice President and Managing Director
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

Executive Offices
----------------

152 West 57th Street, New York, NY 10019 (For latest net asset value and market data, please call 212-765-0700 or access http://www.clementecapital.com. For shareholder account inquiries, call 1-800-937-5449.)

----------------
Investment Adviser
Clemente Capital, Inc.

----------------
Administrator
PFPC Inc.

----------------
Transfer Agent and Registrar
American Stock Transfer & Trust Company

----------------
Custodian
Brown Brothers Harriman & Co.

----------------
Legal Counsel
Fulbright & Jaworski L.L.P.

----------------
Independent Accountants
Price Waterhouse LLP